COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 30, 2012
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
We do not have any significant purchase agreements with suppliers extending beyond normal quantity requirements or significant purchase commitments for capital improvements at December 30, 2012.
The majority of our purchase commitments relate to annual software license fees and outsourced information technology and telecommunication services. At December 30, 2012, we have multiple years remaining on purchase commitments of $6,437.  Certain supply contracts contain penalty provisions for early termination.  At December 30, 2012, the early termination penalties total approximately $3,555.
We lease sales offices, warehouses, print facilities, and equipment under operating leases, none of which are considered individually significant.  Annual expense under these leases was $11,301 in 2012, $12,579 in 2011, and $13,778 in 2010.  Future minimum payments under existing noncancelable leases at December 30, 2012 are as follows:

2013	$7,870
2014	4,499
2015	3,553
2016	1,297
2017	609
Later years	—
Total	$17,828

Contingencies
We have outstanding letters of credit as of December 30, 2012 totaling $3,996, primarily as a requirement of our workers’ compensation insurance.  All letters of credit are renewable annually.
In the opinion of management, no litigation or claims are pending against the Company that will have a material effect on its financial condition, results of operations, or cash flows. The Company is subject to laws and regulations relating to the protection of the environment and is party to environmental actions that have arisen in the ordinary course of business. We provide for expenses associated with environmental remediation obligations when such amounts are probable and can be reasonably estimated. Total environmental costs included in SG&A expense was $393, $203, and ($803) in 2012, 2011, and 2010. The amount of liability recorded is based on an evaluation of currently available facts and is reviewed periodically. Actual expenses incurred in future periods may vary from current estimates, given the inherent uncertainties in estimating the extent of necessary remediation efforts.
The Company has participated with other Potentially Responsible Parties (“PRPs”) in the investigation, study, and remediation of the Pasco Sanitary Landfill Superfund Site (the “Pasco Site”) in eastern Washington State since 1998. The Company was a member of a PRP Group known as the Industrial Waste Area Generators Group II (the “IWAG Group”). In 2000, the IWAG Group and several other PRP groups entered into agreed orders with the Department of Ecology for implementation of interim remedial actions and expansion of groundwater monitoring. In September 2010, the group entered into a new agreement creating the IWAG Group III. The new agreement changed the allocation of responsibility among the members, which resulted in a significant decrease in our level of participation. Based upon new investigations, it was also deemed probable that the level of participation by certain other PRPs would increase for costs expected to be incurred after 2010. At this time, an agreement has not yet been reached on the final remediation approach. We have accrued our best estimate of our obligation and have an undiscounted long-term liability of $1,213 that we currently believe is adequate to cover our portion of the total future potential costs of remediation. We expect the costs to be incurred over a period of 60 years; however, the current proposed remediation approach could require monitoring for a longer period of time. This estimate is contingent upon the final remedy agreed upon, the participation of other PRPs not currently in the IWAG Group III, the length of monitoring required, and the final agreed upon allocation. Until a final remediation approach is approved and a final agreement is reached among all PRPs, it is reasonably possible that one or more of these factors could change our estimate; however, we are unable to determine the impact at this time.
The Company participates with other PRPs in the investigation, study, and remediation of the Valleycrest Landfill Site (the “Valleycrest Site”) in western Ohio. The Company is a member of a PRP Group known as the Valleycrest Landfill Site Group (the “VLSG”). A remedial investigation and feasibility study was conducted by the VLSG which indicated a range of viable remedial approaches. At this time, a final remediation approach has not been selected, and we have accrued the estimate of our obligation based on the most likely approach being considered by the U.S. Environmental Protection Agency. We have an undiscounted long-term liability of $2,640 that we currently believe is adequate to cover our portion of the total future potential costs of remediation, which are expected to be incurred over a period of 30 years. This estimate is contingent upon the final remedy agreed upon, the participation of other PRPs not currently in the VLSG, and the final agreed upon allocation. Until a final remediation approach is approved and a final agreement is reached among all PRPs, it is reasonably possible that one or more of these factors could change our estimate; however, we are unable to determine the impact at this time.